==========================================================================


                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 17, 2004
                                                  --------------

                      PETMED EXPRESS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                Commission file number 000-28827
                                       ---------



            FLORIDA                                       65-0680967
---------------------------------                    -------------------
  (State or other jurisdiction                          (IRS Employer
of incorporation or organization)                    Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida               33069
---------------------------------------------        -------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (954) 979-5995
                                                   ---------------------



                         Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits
            ---------------------------------

     (c)  Exhibits

Exhibit No.                    Description
-----------                    -----------

   99.1 Transcript from the PetMed Express, Inc. year end conference call on May 17, 2004.


Item 9.     Regulation FD Disclosure.
            -------------------------

     On May 17, 2004, PetMed Express, Inc. discussed its financial results for year ended March 31, 2004. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     See Item 9.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: May 19, 2004


By: /s/  Menderes Akdag
   ------------------------------------
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)

By: /s/  Bruce S. Rosenbloom
   ------------------------------------
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and accounting officer)

                          EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

   99.1 Transcript from the PetMed Express, Inc. year end conference call on May 17, 2004.